                      METROPOLITAN LIFE SEPARATE ACCOUNT E

       METLIFE ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE ANNUITY CONTRACTS
                                       AND
              FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED DECEMBER 27, 2007

            TO THE PROSPECTUS DATED APRIL 30, 2007 (AS SUPPLEMENTED)

Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a certain investment division ("Existing Fund") and substitute a new investment division ("Replacement Fund") as shown below. The Replacement Fund is an investment division of the Met Investors Series Trust. To the extent that a Replacement Fund is not currently available as an investment choice under your Contract, such Replacement Fund will be added as an investment choice on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of Deferred Annuity holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about April 28, 2008.

The proposed substitution and respective advisers and/or sub-advisers for the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER (WITH
CURRENT SUB-ADVISER AS NOTED)                         REPLACEMENT FUND AND SUB-ADVISER
---------------------------------------------         --------------------------------
Fidelity(R) Variable Insurance Products - VIP         Met Investors Series Trust - MFS(R)  Research
Overseas Portfolio (Initial Class)                    International Portfolio (Class A)

Fidelity Management & Research Company                Massachusetts Financial Services Company
(Fidelity International Investment Advisers,  (ARROW)
Fidelity International Investment Advisors
(UK) Limited, Fidelity Management & Research
(U.K.) Inc., Fidelity Research & Analysis
Company, FMR Co., Inc. and Fidelity
Investments Japan Limited)

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your Account Balance, purchase payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Deferred Annuity among the variable investment divisions and the Fixed Interest Account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Deferred Annuity, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Deferred Annuity owners or agents of Deferred Annuity owners.

     - If you make one transfer from the above Existing Fund into one or more other investment divisions before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your Account Balance in the investment division will be the same as before the substitution. However, the number of accumulation units credited to you in the Replacement Fund will be different from the number of accumulation units in your Existing Fund, due to the difference in unit values.

     -    There will be no tax consequences to you.

In connection with the substitutions, we will send you a prospectus for Met Investors Series Trust, as well as notice of the actual date of the substitution and confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1600 DIVISION ROAD       TELEPHONE: (800) 638-7732
WEST WARWICK, RI 02393